UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 18, 2013

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34437	11-3447894
(Commission File Number)	(IRS Employer Identification No.)

26 West 17th Street 2nd Floor
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

(646) 553-4845
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

As previously disclosed, on April 25, 2013, KIT digital, Inc. (the “Company”) filed a voluntary petition for reorganization (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The chapter 11 case has been assigned to the Honorable Judge Robert E. Gerber and is being administered under the caption “In re KIT digital, Inc.,” Case No. 13-11298 (REG).

On June 18, 2013, the Company filed its monthly operating report as of and for the period ending May 31, 2013 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached as Exhibit 99.1.

Limitation on Incorporation by Reference

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities in that section.

Cautionary Statement Regarding Financial Operating Data

The Monthly Operating Report is limited in scope, covers limited time periods and has been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements, including the Company’s uses of assets and cash position. The Monthly Operating Report was not prepared in accordance with U.S. GAAP, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. Unlike the information required in a public company’s quarterly and annual financial statements filed pursuant to the Securities Exchange Act of 1934 (the “Securities Exchange Act”), the Monthly Operating Report contains information that may not be indicative of the Company’s financial condition or operating results for the periods that would typically be reflected in financial statements or reports filed pursuant to the Securities Exchange Act, and are not comparable with filings of that type. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Monthly Operating Report for the period ended May 31, 2013 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Fabrice Hamaide
	Name:	Fabrice Hamaide
	Title:	Chief Financial Officer

Date:	June 18, 2013

EXHIBIT INDEX

Exhibit

Exhibit Number	Description

99.1	Monthly Operating Report for the period ended May 31, 2013 filed with the United States Bankruptcy Court for the Southern District of New York